[Strong logo and picture of man and two children fishing]








prospectus
                                                 THE STRONG HERITAGE
                                                           MONEY FUND
                                                  institutional class



                                   March 31, 2000
                                   AS SUPPLEMENTED ON MAY 1, 2000















THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
Your Investment.................................................................
KEY INFORMATION.................................................................
What are the fund's goals?.....................................................1
What are the fund's principal investment strategies?...........................1
What are the main risks of investing in the fund?..............................1
What are the fund's fees and expenses?.........................................4
Who are the fund's investment advisor and portfolio manager?...................5
OTHER IMPORTANT INFORMATION YOU SHOULD KNOW.....................................
Financial Highlights...........................................................6
Your Account....................................................................
Share Price....................................................................8
Buying Shares..................................................................8
Selling Shares................................................................10
Additional Policies...........................................................11
Distributions.................................................................13
Taxes.........................................................................14
Reserved Rights...............................................................15
For More Information..................................................Back Cover

IN THIS PROSPECTUS, "WE" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR, ADMINISTRATOR, AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUND'S GOALS?

The STRONG HERITAGE MONEY FUND seeks current income, a stable share price, and daily liquidity.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

The HERITAGE MONEY FUND is managed to provide attractive yields and a stable share price of $1.00. It invests in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions.

The manager may sell a holding if its fundamental qualities deteriorate, or to take advantage of more attractive yield opportunities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

NOT INSURED: Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund's goal is to preserve the value of your investment at $1.00 per share. However, it is possible to lose money by investing in the fund.

The fund is appropriate for investors who are comfortable with the risks described here and who need cash immediately. It can also be used as a permanent conservative part of your portfolio.

FUND STRUCTURE
The fund offers multiple classes of shares: Investor Class shares, Advisor Class shares, and Institutional Class shares. Only the Institutional Class shares of the fund are offered in this prospectus. The principal difference between each of the classes of shares is that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan. The expense structure for the fund's Institutional Class shares will be similar to the expense structure for the fund's Advisor Class shares, except the Advisor Class shares will be subject to distribution fees and expenses under a 12b-1 plan. Because 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of an investment in Advisor Class shares and may cost more than paying other types of sales charges.

FUND PERFORMANCE
The return information on the following page illustrates how the performance of the fund's Institutional Class shares can vary, which is one indication of the risks of investing in the fund. Performance results for the Institutional Class shares, which were first offered on March 31, 2000 are based on the historical performance of the fund's Investor Class shares from the inception of the fund up to March 30, 2000. The Investor Class shares of the fund, which are not offered by this prospectus, achieved performance results which are lower than those that are expected to be achieved by the Institutional Class shares because the Investor Class shares are invested in the same portfolio of securities but are subject to a higher annual expense ratio. The returns for the Institutional Class are substantially similar to those of the Investor Class shares since each are invested in the same portfolio of securities and the only differences relate to the differences in the fees and expenses of each class of shares. Please keep in mind that the past performance of the fund's Institutional Class shares does not represent how they will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS

Year   Heritage Money
-----  --------------
 1996       5.7%
-----  --------------
 1997       5.6%
-----  --------------
 1998       5.5%
-----  --------------
 1999       5.0%
-----  --------------

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

BEST QUARTER RETURN    WORST QUARTER RETURN
---------------------  ---------------------
1.5% (4th Q 1995)      1.1% (1st Q 1999)

AVERAGE ANNUAL TOTAL RETURNS
     AS OF 12-31-99
FUND/INDEX                       1-YEAR        SINCE INCEPTION
HERITAGE MONEY                   4.96%          5.52% (6-29-95)
Salomon Smith Barney 3-Month
Treasury Bill Index              4.74%          5.14%
Lipper Money Market Funds Index  4.74%          5.04%

THE SALOMON SMITH BARNEY 3-MONTH TREASURY BILL INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE AVERAGE YIELD OF THREE-MONTH TREASURY BILLS. THE LIPPER MONEY MARKET FUNDS INDEX IS AN EQUALLY-WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY.

WHAT ARE THE FUND'S FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
The Institutional Class shares of the fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
The costs of operating the fund are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

                       TOTAL ANNUAL    FEE WAIVERS
MANAGEMENT  OTHER      FUND OPERATING  AND/OR        NET FUND
FEES        EXPENSES   EXPENSES        ABSORPTIONS*  EXPENSES
----------  ---------  --------------  ------------  ------------
0.15%       0.08%      0.23%           0.05%         0.18%

* WE HAVE CONTRACTUALLY AGREED TO WAIVE OUR ADMINISTRATIVE FEES AND/OR ABSORB EXPENSES FOR THE INSTITUTIONAL CLASS SHARES OF THE FUND UNTIL JULY 1, 2003 TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES AT NO MORE THAN 0.18%.

EXAMPLE: This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR    3 YEARS   5 YEARS  10 YEARS
--------  --------  -------  --------
$24       $74       $130     $293

WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGER?

Strong Capital Management, Inc. (Strong) is the investment advisor for the fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of February 29, 2000, of over $42 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

JAY N. MUELLER manages the fund. He has over 15 years of investment experience and is a Chartered Financial Analyst. He joined Strong as a portfolio manager in September 1991. He has managed the HERITAGE MONEY FUND since its inception in June 1995. For four years prior to joining Strong, Mr. Mueller was employed by R. Meeder & Associates as a securities analyst and portfolio manager. Mr. Mueller received his bachelors degree in Economics from the University of Chicago in 1982.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

FINANCIAL HIGHLIGHTS

This information describes investment performance of the Investor Class shares of the fund for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The Institutional Class shares of the fund were first offered on March 31, 2000. These figures for the fund have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report. The figures for the six-month period ended August 31, 1999 are unaudited and may be found, along with the fund's financial statements, in the fund's latest semi-annual report.

STRONG HERITAGE MONEY FUND-INVESTOR CLASS
                               Aug. 31,    Feb. 28,    Feb. 28,    Feb. 28,    Feb. 29,
SELECTED PER-SHARE DATA(a)     1999(b)     1999        1998        1997        1996(c)
Net Asset Value,
Beginning of Period            $1.00      $1.00       $1.00        $1.00       $1.00
Income From Investment Operations
Net Investment Income           0.02       0.05        0.05         0.06        0.04
Net Realized Losses
on Investments                   -          -           -          (0.01)        -
Total from Investment
Operations                      0.02       0.05        0.05         0.05        0.04
Less Distributions
From Net Investment Income     (0.02)     (0.05)      (0.05)       (0.06)      (0.04)
Total Distributions            (0.02)     (0.05)      (0.05)       (0.06)      (0.04)
Capital Contribution             -          -           -           0.01         -
Net Asset Value,
End of Period                   $1.00     $1.00       $1.00        $1.00       $1.00
RATIOS AND SUPPLEMENTAL DATA
Total Return                    +2.4%     +5.3%       +5.6%        +5.7%(d)    +4.1%
Net Assets, End of Period
(In Millions)                  $1,469    $1,837     $1,484        $2,000        $942
Ratio of Expenses to
Average Net Assets
Without Waivers and Absorptions  0.6%*     0.6%        0.6%         0.6%        0.6%*
Ratio of Expenses to
Average Net Assets               0.4%*     0.3%        0.2%         0.1%        0.0%*(e)
Ratio of Net Investment Income
to Average Net Assets            4.7%*     5.2%        5.4%         5.6%        5.9%*

*     Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)   For the six months ended August 31, 1999 (unaudited).
(c)   For the period from June 29, 1995 (inception) to February 29, 1996.
(d) Had the Advisor not made the capital contribution the adjusted total return would have been 5.0% for the fiscal year ended February 28, 1997.
(e)   Amount calculated is less than 0.01%.



YOUR ACCOUNT

SHARE PRICE

Your transaction price for buying, selling, or exchanging Institutional Class shares is the net asset value per share (NAV) of that class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.

We use amortized cost to value money market securities held by the fund.

((Side Box))

When we use AMORTIZED COST to value money market
fund securities, we generally mean that the security is
initially valued at the price we paid for it.  After that, the value of the security is gradually increased (amortizing a
discount) or decreased (amortizing a premium) each day
without regard to fluctuating interest rates.
--------------------------------------------------------------

((Side Box))

We determine the share price or NAV of a fund or class
by dividing net assets attributable to the fund or class
(the value of the investments, cash, and other assets
attributable to the fund or class minus the liabilities
attributable to the fund or class) by the number of fund
or class shares outstanding.
--------------------------------------------------------

BUYING SHARES

 SAME-DAY DIVIDEND AND WIRE
 You will earn a same-day dividend if you purchase shares and have, or with your purchase will have, at least $10 million invested in the fund and you have completed a special application. The following rules also apply:

- Call 800-733-2274 before 12:00 p.m. Central Time and place an irrevocable purchase order.

- You must send the purchase price via federal funds wire which must be received by Firstar Bank Milwaukee, N.A. by 2:30 p.m. Central Time. If you do not wire federal funds by this deadline, we may cancel the purchase order.
  If we do not cancel the order and the fund borrows an amount of money equal to your purchase price, you may be liable for any interest expense caused by the borrowing.

- Wires should be sent to:

           Firstar Bank Milwaukee, N.A.
           777 East Wisconsin Avenue
           Milwaukee, WI 53202
           ABA routing number: 075000022
           Account number: 112737-090
           For further credit to: (insert your account number and registration)

 GENERAL BUYING INSTRUCTIONS
 Prior to your initial investment, complete and sign an application and send it to Strong Institutional Client Services, P.O. Box 2936, Milwaukee, WI 53201-2936 or send it by facsimile to 414-359-3535. An employer identification number (EIN) is required to open an account. The initial investment minimum for the fund is $10 million. The minimum initial investment minimum for the fund is waived for registered investment advisors with a minimum initial investment of at least $250,000. After your initial investment, additional transactions may be made in any amount. Shares must be purchased by wire unless you use the Exchange Option described below. To purchase by wire, place an order by calling 800-733-2274 before 3:00 p.m. Central Time. Firstar Bank Milwaukee, N.A., the fund's agent, must receive payment by the close of the federal wire system that day. If payment is not received by this deadline, your order may be canceled or you may be liable for the resulting interest expenses. You should wire federal funds as follows:

      Firstar Bank Milwaukee, N.A.
      777 East Wisconsin Avenue
      Milwaukee, WI  53202
      ABA routing number: 075000022
      Account number: 112737-090
      For further credit to: (your account number and registration)

 MULTIPLE CLASS PLAN
The fund has adopted a multiple class plan which currently permits it to offer Investor Class shares, Advisor Class shares, and Institutional Class shares. Each class is offered at its net asset value without the imposition of any sales load, however, each class of shares is subject to fees and expenses which may differ between classes. The principal difference between each of the classes of shares is that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan. The expense structure for the fund's Institutional Class shares will be similar to the expense structure for the fund's Advisor Class shares, except the Advisor Class shares will be subject to distribution fees and expenses under a 12b-1 plan.

 BROKER-DEALER
 Broker-dealers, including the fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.

 SELLING SHARES

 SAME-DAY DIVIDEND AND WIRE
 If you have completed a special application, you may receive a same-day redemption wire by calling 800-733-2274. You must place your redemption order by 12:00 p.m. Central Time. Redemption proceeds will not earn dividends on the
 day in which they are wired.   If you use a same-day redemption wire to close
 an account, dividends credited to your account for the month up to the day of redemption will be paid the next business day.

 GENERAL SELLING INSTRUCTIONS
Shares must be redeemed by wire unless you use the Exchange Option described below. The fund pays the wire fees which are a fund expense. You may redeem shares by either telephone or written instruction.
To redeem by wire, place an order by calling Strong Institutional Client Services at 800-733-2274 before 3:00 p.m. Central Time. The original application must be on file with the fund's transfer agent before a redemption will be processed. You may also redeem shares by sending a written request to Strong Institutional Client Services, P.O. Box 2936, Milwaukee, WI 53201-2936 or sending it by facsimile to 414-359-3535. Your written request must be signed exactly as the names of the registered owners appear on the fund's account records, and the request must be signed by the minimum number of persons designated on the account application that are required to effect a redemption. Please note that any written redemption request of $50,000 or more must be accompanied by a signature guarantee. Payment of the redemption proceeds will be wired to the bank account(s) designated on the account application. Redemption proceeds will ordinarily be wired the next business day, but in no event more than seven days after receipt of the redemption.

  ((Side Box))

SIGNATURE GUARANTEES help ensure that major
transactions or changes to your account are in fact
authorized by you. For example, we require a signature
guarantee on written redemption requests for more than
$50,000.  You can obtain a signature guarantee for a
nominal fee from most banks, brokerage firms, and
other financial institutions.  A notary public stamp or
seal cannot be substituted for a signature guarantee.
--------------------------------------------------------

 ADDITIONAL POLICIES

EXCHANGE OPTION
You may exchange your shares of the fund for shares of another Strong Fund. You may make an exchange by calling Strong Institutional Client Services at 800-733-2274 or by sending a facsimile to 414-359-3535. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund, is considered a sale and a purchase of fund shares for tax purposes and may result in a capital gain or loss. Some Strong Funds that you may want to exchange into may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for less than six months. Purchases by exchange are subject to the investment requirements and other criteria of the fund and class purchased.

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5 million. This will allow Strong to manage the fund most
effectively.   When you give us this advance notice, you must provide us with your name and account number. To protect the fund's performance and shareholders, we discourage frequent trading in response to short-term market fluctuations.

PURCHASES IN KIND
You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and goal) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

 TELEPHONE TRANSACTIONS
 We use reasonable procedures to confirm that telephone transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone, provided we reasonably believe the instructions were genuine. During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request.

 INVESTING THROUGH A THIRD PARTY
 If you invest through a third party (rather than directly with Strong), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if you are not sure.

 DISTRIBUTIONS

 DISTRIBUTION POLICY
 The fund generally pays you dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day NAV is calculated, except for bank holidays. Dividends earned on weekends, holidays, and days when the fund's NAV is not calculated are declared on the first day preceding these days that the fund's NAV is calculated. Your investment generally earns dividends from the first business day after we accept your purchase order.

 REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
 Your dividends and capital gain distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, or have them credited to your bank account by Electronic Funds Transfer. To change the current option for payment of dividends and capital gain distributions, please call 800-733-2274.

 TAXES

 TAXABLE DISTRIBUTIONS
 Any net investment income and net short-term capital gain distributions you receive are taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

 RETURN OF CAPITAL
 If your fund's (1) income distributions exceed its net investment income and net short-term capital gains or (2) capital gain distributions exceed its net capital gains in any year, all or a portion of those distributions may be treated as a return of capital to you. Although a return of capital is not taxed, it will reduce the cost basis of your shares.

 YEAR-END STATEMENT
 To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gain distributions (Form 1099).

 BACKUP WITHHOLDING
 By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security Number (SSN) or Tax Identification Number (TIN).

 Because everyone's tax situation is unique, you should consult your tax professional for assistance.

 RESERVED RIGHTS

 We reserve the right to:

- Reject any purchase request for any reason including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

- Change the minimum or maximum investment amounts.

- Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum. We may waive the minimum initial investment at our discretion.

- Reject any purchase or redemption request that does not contain all required documentation.

- Amend or terminate purchases in kind at any time.

- Where principles of fair treatment and fiduciary responsibility dictate:

- Delay sending out redemption proceeds for up to seven days.

- Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.

- Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets.

FOR MORE INFORMATION

More information is available upon request at no charge, including:

SHAREHOLDER REPORTS: Additional information is available in the annual and semi-annual report to shareholders. These reports contain a letter from management, discuss recent market conditions, economic trends and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:

BY TELEPHONE                       BY OVERNIGHT DELIVERY
800-733-2274                       Strong Institutional Client Services
                                   100 Heritage Reserve
                                   Menomonee Falls, WI 53051
BY MAIL
Strong Institutional Client Services       ON THE INTERNET
P.O. Box 2936                              View on-line or download documents:
Milwaukee, WI 53201-2936                   SEC*: www.sec.gov



This prospectus is not an offer to sell securities in places other than the United States and its territories.

*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS:
PUBLICINFO@SEC.GOV.

Strong Heritage Money Fund, a series of Strong Heritage Reserve Series, Inc., SEC file number: 811-7285